Dr. Michael Rahm Vice President Market Analysis and Strategic Planning FPCCE Annual Spring Conference Boca Grande, FL May 15, 2009 The Phosphate Outlook Exhibit 99.1

FPCCE Annual Spring Conference May 15, 2009
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy;
changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

FPCCE Annual Spring Conference May 15, 2009
2008/09 Post Mortem
Record price volatility
Unprecedented declines in use and shipments
De-stocking of the global distribution pipeline
Production declines but large producer inventories
2009/10 Prospects
Positive agricultural outlook
Potential strong year-over-year rebound in demand
Some re-stocking of the distribution pipeline
The unpredictable swing factors
Long Term Outlook
Solid demand prospects
Additional supply required to meet projected demand
Topics

FPCCE Annual Spring Conference May 15, 2009
Record price volatility
Sulphur Prices
c&f Tampa
0
75
150
225
300
375
450
525
600
675
00 01 02 03 04 05 06 07 08 09
$ LT
Source: Green Markets
DAP Prices
Central Florida Rail
100
300
500
700
900
1100
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets
DAP Prices
fob Tampa Vessel
100
300
500
700
900
1100
1300
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Ammonia Prices
c&f Tampa
50
150
250
350
450
550
650
750
850
950
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon

FPCCE Annual Spring Conference May 15, 2009
Unprecedented declines in domestic shipments
Year-to-date (Jul-Mar) DAP/MAP domestic
shipments plunged 40% from the high level of last
year.  Shipments during the last quarter of 2008
were off 61% from a year earlier.  Shipments
increased during the first quarter, but movement
still was 22% less than a year ago.  Shipments
are projected to end the fertilizer year down 36%
or 2.8 million tons from last year.
We estimate that US phosphate demand will
decline at least 14% in 2008/09.  That follows an
estimated 4.8% drop in 2007/08.
DAP/MAP shipments are projected to drop more
than use this year because of the large expected
de-stocking of the distribution pipeline this year.

FPCCE Annual Spring Conference May 15, 2009
Unprecedented declines in offshore shipments
Year-to-date (Jul-Mar) DAP/MAP exports dropped
16% from last year.  U.S. exports during the last
quarter of 2008 were off 54% from a year ago.
Exports increased during the last couple of
months due to seasonally strong shipments to
India and Australia as well as significant exports
to non-traditional markets such as Vietnam and
Thailand.
U.S. DAP/MAP exports are projected to drop 13%
or more than 900,000 tons this year.  U.S. exports
likely will total just more than 6.0 million tons in
2008/09, the lowest level since 1986/87.  U.S.
exports have declined from the record levels of 10
years ago due largely to the development of a
large phosphate industry in China.
U.S. DAP and MAP Exports
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tons
Source: TFI and Mosaic
Fertilizer Year Ending June 30
U.S. DAP and MAP Exports
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: TFI and Mosaic

FPCCE Annual Spring Conference May 15, 2009
Production declines but large producer inventories
DAP/MAP stocks held by U.S. producers at on-
and off-site facilities climbed to high levels at the
end of 2008.  Since then, inventories have
declined slowly due to production reductions and a
pick-up in demand.
Year-to-date (Jul-Mar) U.S. phosphoric acid
production was down 26% from a year ago.  The
U.S. industry operated at just 30% of capacity in
December and January. Production increased to
60% of capacity in February and more than 70%
in March due to a growing forward sales book and
expectations of an up-tick in domestic shipments
this spring.

FPCCE Annual Spring Conference May 15, 2009
2008/09 Post Mortem
Record price volatility
Unprecedented declines in use and shipments
De-stocking of the global distribution pipeline
Production declines but large producer inventories
2009/10 Prospects
Positive agricultural outlook
Potential strong year-over-year rebound in demand
Some re-stocking of the distribution pipeline
The unpredictable swing factors
Long Term Outlook
Solid demand prospects
Additional supply required to meet projected demand
Topics

FPCCE Annual Spring Conference May 15, 2009
2009/10 prospects
Positive agricultural outlook
Decent farm profitability
Crop prices are expected to remain close to current high levels
-
Another large crop is required in 2009
-
Will the large drop in nutrient use impact yields in 2009?
Lower costs for key crop inputs (especially diesel and crop nutrient prices)
Potential strong year-over-year rebound in shipments
Farmers will need to replenish soil nutrients for the 2010 crop
Large global distribution pipeline de-stocked this year
Even small re-stocking of the pipeline bodes well for shipments in 2009/10
More stable energy and raw materials costs
Surge in energy and raw materials costs less likely this year
Less cost-push pressure on crop nutrient prices

FPCCE Annual Spring Conference May 15, 2009
Decent farm profitability
Return After Variable Cost
for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007 2008 2009F 2010F
Source: Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn

FPCCE Annual Spring Conference May 15, 2009
Crop prices remain at high levels
New Crop Corn Prices
Daily Close of the December Contract from July 1 to June 30
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
Jul Sep Nov Jan Mar May
$ BU
2008Z 2009Z 2010Z 2011Z
Source: CBOT
Corn Prices
Monthly Average of Daily Close of Nearby Futures Contract
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
$ BU
Source: CBOT

Mil Tonnes
World Grain and Oilseed Stocks
Percent
650
600
550
500
450
400
350
300
250
34%
31%
28%
25%
22%
19%
16%
13%
10%
Source: USDA and Mosaic (for 09/10 estimates)
99/00
00/01
01/02
02/03
03/04
04/05
05/06
06/07
07/08
08/09E
09/10 L
09/10 M
09/10 H
Stocks
Percent of Use

FPCCE Annual Spring Conference May 15, 2009
2009/10 Scenario Assumptions
Low Medium High
Decline in Harvested Area (Mil HA) -0.5% -0.5% -0.5%
Yield (Deviation from 10-Year Trend) Largest Negative 0 Largest Positive
Demand Growth 0.0% 1.0% 2.0%
Another large crop is required in 2009

FPCCE Annual Spring Conference May 15, 2009
Above average U.S. net cash farm income in 2009
U.S. Net Cash Farm Income
0
10
20
30
40
50
60
70
80
90
100
80 82 84 86 88 90 92 94 96 98 00 02 04 06 08E
Bil $
6%
8%
10%
12%
14%
16%
18%
20%
22%
24%
26%
Debt:Asset
Ratio
Market Direct Government Payments Debt-to-Asset Ratio
Source: USDA

FPCCE Annual Spring Conference May 15, 2009
Key crop input prices moderate
Monthly Indexes of Prices Paid by Farmers
1990-92=100
100
150
200
250
300
350
400
450
500
03 04 05 06 07 08 09
Overall Diesel Fuel
Field Crop Seed Chemicals
Fertilizer Herbicides
Source: USDA

FPCCE Annual Spring Conference May 15, 2009
Potential strong rebound in shipments in 2009/10
US phosphate demand is projected to rebound 14%
in 2009/10.  This forecast assumes that U.S. farmers
plant 90 million acres of corn, 76 million acres of
soybeans and 59 million acres of wheat in 2010 and
that average application rates recover from the sharp
declines this year.  DAP/MAP shipments are forecast
to increase more than 35% in 2009/10 as a result of
a recovery in demand but this forecasts assumes no
re-stocking of the distribution pipeline.
U.S. DAP and MAP Exports
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F 10F
Mil Tons
Source: TFI and Mosaic
Fertilizer Year Ending June 30
U.S. DAP/MAP exports are forecast to rebound
more than 18% in 2009/10 as a result of a
recovery in phosphate demand and DAP/MAP
imports in Latin America and continued import
demand growth in India.
U.S. Phosphate Use and DAP/MAP Shipments
2.00
2.50
3.00
3.50
4.00
4.50
5.00
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tons
P O
5
5.00
5.50
6.00
6.50
7.00
7.50
8.00
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30
2

FPCCE Annual Spring Conference May 15, 2009
World import demand is projected to rebound
Import demand (outside
China) likely declined 17%
or more than 3.7 million
tonnes in 2008.
Import demand is forecast to
increase 7% or almost 1.3
million tonnes in 2009.
A stronger recovery is
projected for 2010 with
imports forecast to increase
another 12% to almost 22
million tonnes.
World Less China Phosphate Import Demand
0
5
10
15
20
25
30
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
DAP/MAP/TSP
W Europe Asia Less China
Oceania L America
Other
Source: Fertecon, IFA and Mosaic

FPCCE Annual Spring Conference May 15, 2009
Import demand by major area
India Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tonnes
DAP MAP
Source: Fertecon, IFA and Mosaic
Australia Processed Phosphate Import Demand
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic
Latin America Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic
West Europe Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic

FPCCE Annual Spring Conference May 15, 2009
Weather risks
Late U.S. planting season (in Eastern Corn Belt)
Drought in Argentina
Another average or above average Indian monsoon?
A repeat in Europe/FSU?
Weather issues exacerbated by less crop nutrient use?
Argentina:  30% decline in 2008
Brazil:  9% decline in 2008
United States:  10% to 15% decline in 2008/09

FPCCE Annual Spring Conference May 15, 2009
U.S. Corn Planting Progress
U.S. Corn Planting Progress
0
10
20
30
40
50
60
70
80
90
100
12 19 26 03 10 17 24 31
Report Week Ending (Sunday)
2008 2009 Avg. 2004-08
Apr May
44
53
49
10
55
84
11
57
70
81
42
76
48
62
76
39
67
83
18
66
62
81
29
69
39
32
75
78
52
70
95
94
96
7
49
57
22
47
68
29
48
55
29
25
50
75
84
92
80
83
89
43
25
54
May 10 Corn Crop
Planting Progress (18 States)
2009 48
2008 48
Five-Year Average 71

FPCCE Annual Spring Conference May 15, 2009
Late planting jeopardizes yield
U.S. Corn Planting Progress vs. Yield
2009
2008
2007
2006
2005
2004
2003
2002
2001
2000
1999
1998
1997
1996
1995
1994
1993
1992
1991
1990
y = 0.0025x - 0.1518
R²
= 0.4013
-20%
-15%
-10%
-5%
0%
5%
10%
15%
10 20 30 40 50 60 70 80 90
Percent of Acres Planted by May 10
Source: USDA and Mosaic

FPCCE Annual Spring Conference May 15, 2009
Lowest Argentine soybean production this decade?
Argentina Soybean Production and Yields
0
10
20
30
40
50
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
Mil Tonnes
1.0
1.5
2.0
2.5
3.0
3.5
Tonnes per
Hectare
Production Yield
Source:  USDA and Mosaic
We estimate that Argentine
soybean production will
drop to 32 million tonnes or
in 2008/09.  That implies an
average yield of 1.94
tonnes per hectare or about
29 bushels per acre, a 30%
decline from last year ago
and a 35% drop from the
2006/07 record.
Argentine crop nutrient use
plunged approximately 30%
in 2008 as a result of a
combination of factors
including reduced credit
availability, less attractive
farm economics and
uncertainty about soybean
export taxes.  Reduced
crop nutrient use likely
exacerbated yield losses
due to poor weather.

FPCCE Annual Spring Conference May 15, 2009
Europe/FSU:  Repeat of 2008 record crop in 2009?
FSU Wheat Area and Yields
35
40
45
50
55
60
65
70
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
Mil Hectares
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
Tonnes per
Hectare
Harvested Area Yield
Source:  USDA
EU-27 Wheat Area and Yields
21
22
23
24
25
26
27
28
29
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
Mil Hectares
2.00
2.50
3.00
3.50
4.00
4.50
5.00
5.50
6.00
Tonnes per
Hectare
Harvested Area Yield
Source:  USDA

FPCCE Annual Spring Conference May 15, 2009
China remains a wild card
China DAP and MAP Export Supply
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tonnes
DAP MAP
Source: Fertecon, IFA, China Customs and Mosaic

FPCCE Annual Spring Conference May 15, 2009
2008/09 Post Mortem
Record price volatility
Unprecedented declines in use and shipments
De-stocking of the global distribution pipeline
Production declines but large producer inventories
2009/10 Prospects
Positive agricultural outlook
Potential strong year-over-year rebound in demand
Some re-stocking of the distribution pipeline
The unpredictable swing factors
Long Term Outlook
Solid demand prospects
Additional supply required to meet projected demand
Topics

FPCCE Annual Spring Conference May 15, 2009
Long Term Outlook
Solid long term demand outlook
Strong traditional demand drivers
Biofuels: a viable component of comprehensive energy policy
Demand growth requires significant supply increases
Limited capacity additions during the next few years
Relatively high prices required to attract capital/justify new projects
Escalating capital and operating costs
Significant economic and political risk in many regions
Key factors to watch
Stabilization and recovery of world financial markets
Global economic growth and the food demand story
Government policies
Commitments to biofuels initiatives
Chinese industrial and trade policies
Indian fertilizer subsidy
Economic development policies elsewhere

FPCCE Annual Spring Conference May 15, 2009
The 500 million tonne challenge
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol

FPCCE Annual Spring Conference May 15, 2009
Driven by population and income growth
Meat Consumption vs GDP (per capita in 2002)
y = 17.913Ln(x) - 91.411
R² = 0.6745
0
20
40
60
80
100
120
140
160
0 5000 10000 15000 20000 25000 30000 35000 40000
Income per Capita (1997 US$)
Source: FAO, Global Insight

FPCCE Annual Spring Conference May 15, 2009
Driven by population and income growth
Change in per capita broiler consumption 1997-2007
UAE 44.4
Brazil 16.1
Mexico 10.9
Russia 8.3
Australia 7.9
USA 7.4
Argentina 7.2
S Korea 3.7
EU27 3.1
Vietnam 2.9
China 2.7
Japan 1.6
India 1.4
Indonesia 0.9
Philippines 0.9
Thailand 0.6
Malaysia 6.9
0 10 20 30 40 50
kg per capita
Source: USDA and Global Insight

FPCCE Annual Spring Conference May 15, 2009
Biofuels – a viable component of energy policy
Long term viability
Bullish oil fundamentals
Strong demand outlook (same as food story)
Uncertainties about new supplies
Continued or faster agricultural productivity gains from biotechnology
U.S. Energy Independence and Security Act of 2007
Biofuels mandates (RFS)
Conventional biofuels (ethanol from corn)
-
2009:  10.5 billion gallons
-
2015:  15.0 billion gallons
Advanced biofuels (all other forms)
-
2009:   600 million gallons (500 million biodiesel, 100 million UAB)
-
2022:   21.0 billion gallons (16 billion cellulosic, 5 billion UAD)

FPCCE Annual Spring Conference May 15, 2009
U.S. ethanol – significant part of gas supplies
U.S. Ethanol Production
0
2
4
6
8
10
12
14
16
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  EIA and Mosaic
Bil Gal
0%
2%
4%
6%
8%
10%
12%
14%
16%
Percent
Actual Forecast Percent of Gasoline Use

FPCCE Annual Spring Conference May 15, 2009
Solid long term phosphate demand prospects
2.5% CAGR
1.5% CAGR
2.0% CAGR
World Phosphate Fertilizer Demand Forecast
20
25
30
35
40
45
50
55
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Mil Tonnes
P
2
O
5
Actual Low Growth Medium Growth
High Growth IFA Fertecon
Source:  IFA , Fertecon and Mosaic

FPCCE Annual Spring Conference May 15, 2009
Additional supply required to meet projected demand
Rock Required to Meet Phosphate Demand Growth 2008-20
Actual 2008-20 Growth Scenario
Million Tonnes 97-07 97-02 02-07 Low Medium High
6.0 0.4 5.6 7.5 10.3 13.2
Crop Nutrient Demand Growth (CAGR) 1.7% 0.3% 3.1% 1.5% 2.0% 2.5%
Other Demand Growth (P
2
O
5
) 0.65 0.32 0.33 0.7 0.8 0.9
Additional Rock Requirement 24.6 2.8 21.8 30.2 40.8 52.0
Actual Change in Rock Production 34.9 13.3 21.6 na na na
Assumes 66% BPL rock and 90% recovery rates
Source:  IFA, Fertecon and Mosaic
2
O
5
) Crop Nutrient Demand Growth (P

Dr. Michael Rahm Vice President Market Analysis and Strategic Planning FPCCE Annual Spring Conference Boca Grande, FL May 15, 2009 The Phosphate Outlook THANK YOU!